UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2008

Date of reporting period: 03/31/2008

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   March 31, 2008

                                 NICHOLAS II, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

May 2008

Report to Fellow Shareholders:

The market continued its weakness through the first quarter of 2008 from a correction beginning in October 2007, which originated from concerns about the sub-prime mortgage crisis and a slowing U.S. economy. Meanwhile, commodity prices, including food and energy, continue to rise putting even more pressure on the U.S. consumer. This economic backdrop has caused stock markets around the world to correct. Nicholas II Class I declined 6.72% in the quarter ending March 31, 2008, compared to its benchmark, the Russell Midcap Growth Index, which declined 10.95%. This contributed to Nicholas II's Class I one-year return for the period ended March 31, 2008 to fall 2.99% compared to a drop of 4.55% for the Russell Midcap Growth Index. Due to our conservative nature we have tended to outperform on a relative basis in more difficult market environments.

Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended March 31, 2008.

Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. - Class I	(2.99)%	5.46%	11.77%	2.23%	8.11%
Nicholas II, Inc. - Class N (linked to Class I)	(3.33)%	5.09%	11.53%	2.12%	8.03%
Russell Midcap Growth Index	(4.55)%	7.77%	15.20%	5.15%	9.40%
Russell 2000 Index	(13.00)%	5.06%	14.90%	4.96%	9.04%
Morningstar Mid-Cap Growth Category	(3.49)%	7.34%	13.62%	5.32%	8.51%
Standard & Poor's 500 Index	(5.08)%	5.85%	11.32%	3.50%	9.45%
Ending value of $10,000 invested in Nicholas II, Inc. - Class I	$9,701	$11,730	$17,445	$12,469	$32,195
Ending value of $10,000 invested in Nicholas II, Inc. - Class N (linked to Class I)	$9,667	$11,606	$17,254	$12,332	$31,841
Fund Class I Expense Ratio (from 01/31/08 Prospectus): 0.66%
Fund Class N Expense Ratio (from 04/30/08 Prospectus): 1.02%

The Fund's expense ratios for the period ended March 31, 2008 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

The one-year return ended March 31, 2008 outperformance of the Fund versus the benchmark we believe was a result of better stock selection in technology, healthcare and consumer staples. Areas that detracted from relative performance included consumer discretionary as well as financials.

Results for the markets over the last three and five years have been heavily influenced by the unprecedented rise in commodity prices including oil, copper, silver and most food input prices such as corn, wheat and rice. Many of these commodities have doubled over the last year and have tripled or quadrupled over the last three to five years. This phenomenon has caused the normally cyclical energy and materials sectors to greatly outperform most other areas. We have historically underweighted these sectors due to their cyclicality. This stance has hurt our relative performance for the three- and five-year terms. Although we provided positive returns over these time frames, we underperformed our benchmark. We remain underweighted in these areas, as we believe the cyclicality has not lessened and will correct at some point, especially as economies around the world slow and supply catches up with demand. We were glad to see that our conservative philosophy allowed us to outperform in difficult markets such as the one we are currently experiencing.

Our view for 2008 continues to call for slower growth as housing and credit concerns take their toll on the earnings of financial and consumer-related companies. We also continue to believe technology and internationally oriented companies should benefit from strong international growth and the weaker U.S. dollar. Additional stimulus from the Federal Reserve and an economic stimulus plan passed by Congress should help restart the economy and benefit stocks at some point, perhaps in later 2008 or 2009. The upside to the recent down market is that it has provided an opportunity to add to stocks we prefer: companies with solid growth prospects and low valuations. We remain positive over the long-term and have found a number of stocks at attractive valuations.

Thank you for your continued support.

Sincerely,

/s/ David O. Nicholas

Portfolio Manager

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (05/08)

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------
                                 Six Months                 Year Ended September 30,
                              Ended 03/31/2008  --------------------------------------------------
                                 (unaudited)     2007       2006       2005       2004       2003
                              ----------------  ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD .........     $25.18       $23.11     $23.50     $21.88     $18.97     $15.34
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income
    (loss) ...................        .05(1)       .08(1)     .04(1)     .01       (.01)      (.01)
   Net gain (loss) on
    securities (realized and
    unrealized) ..............      (2.28)        3.10       1.73       2.52       2.92       3.64
                                   ------       ------     ------     ------     ------     ------
      Total from investment
       operations ............      (2.23)        3.18       1.77       2.53       2.91       3.63
                                   ------       ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   From net investment income .      (.10)        (.06)      (.01)        --         --         --
   From net capital gain .....      (2.57)       (1.05)     (2.15)      (.91)      (.00)(2)     --
                                   ------       ------     ------     ------     ------     ------
      Total distributions ....      (2.67)       (1.11)     (2.16)      (.91)      (.00)(2)     --
                                   ------       ------     ------     ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD ...................     $20.28       $25.18     $23.11     $23.50     $21.88     $18.97
                                   ------       ------     ------     ------     ------     ------
                                   ------       ------     ------     ------     ------     ------

TOTAL RETURN .................    (9.62)%(3)    14.19%      7.85%     11.74%     15.35%     23.66%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ...........     $460.9       $539.9     $536.8     $546.0     $515.5     $472.5
Ratio of expenses to
 average net assets ..........       .67%(4)      .66%       .67%       .70%       .63%       .65%
Ratio of net investment
 income (loss) to average
 net assets ..................       .46%(4)      .34%       .19%       .02%     (.04)%     (.06)%
Portfolio turnover rate ......     26.02%(4)    19.56%     16.90%     20.80%     15.35%     26.10%

 (1) Computed based on average shares outstanding.
 (2) The amount rounds to $0.00 or 0.00%.
 (3) Not annualized.
 (4) Annualized.

     The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------
                                Six Months
                             Ended 03/31/2008      Year Ended
                               (unaudited)        September 30,            Period from
                            -----------------  -------------------       02/28/2005(1)
                                                2007         2006        to 09/30/2005
                                               ------       ------      ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........    $25.03        $23.00       $23.45          $22.59
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income
    (loss) ..................       .01(2)       (.00)(2)(3)  (.03)(2)        (.02)
   Net gain (loss) on
    securities (realized and
    unrealized) .............     (2.27)         3.08         1.71             .88
                                 ------        ------       ------          ------
      Total from investment
       operations ...........     (2.26)         3.08         1.68             .86
                                 ------        ------       ------          ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................      (.01)           --           --              --
   From net capital gain ....     (2.57)        (1.05)       (2.13)             --
                                 ------        ------       ------          ------
      Total distributions ...     (2.58)        (1.05)       (2.13)             --
                                 ------        ------       ------          ------
NET ASSET VALUE, END
 OF PERIOD ..................    $20.19        $25.03       $23.00          $23.45
                                 ------        ------       ------          ------
                                 ------        ------       ------          ------

TOTAL RETURN ................   (9.78)%(4)     13.77%        7.49%           3.81%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........      $0.7          $0.8         $0.8            $0.5
Ratio of expenses to
 average net assets .........     1.02%(5)      1.01%        1.02%           1.06%(5)
Ratio of net investment
 income (loss) to average
 net assets .................      .11%(5)     (.01)%       (.16)%          (.24)%(5)
Portfolio turnover rate .....    26.02%(5)     19.56%       16.90%          20.80%(5)

(1) Commencement of operations.
(2) Computed based on average shares outstanding.
(3) The amount rounds to $0.00 or 0.00%.
(4) Not annualized.
(5) Annualized.

     The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------
Top Ten Equity Portfolio Holdings
March 31, 2008 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Fiserv, Inc. ..............................................     2.93%
        Willis Group Holdings Limited .............................     2.23%
        Fastenal Company ..........................................     2.07%
        Microchip Technology Incorporated .........................     2.05%
        DaVita, Inc. ..............................................     2.04%
        O'Reilly Automotive, Inc. .................................     1.98%
        Hormel Foods Corporation ..................................     1.94%
        Harris Corporation ........................................     1.84%
        CVS/Caremark Corporation ..................................     1.74%
        Teva Pharmaceutical Industries Ltd. .......................     1.65%
                                                                       ------
        Total of top ten ..........................................    20.47%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
March 31, 2008 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Health Care ...............................................    22.55%
        Information Technology ....................................    18.57%
        Consumer Discretionary ....................................    14.77%
        Industrials ...............................................    13.11%
        Financials ................................................     9.31%
        Energy ....................................................     7.20%
        Short-Term Investments ....................................     6.56%
        Consumer Staples ..........................................     5.04%
        Materials .................................................     2.89%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended March 31, 2008 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       09/30/07         03/31/08       10/01/07 - 03/31/08
        ------------------------------------------------------------------
        Actual        $1,000.00        $  903.80               $3.19
        Hypothetical   1,000.00         1,021.65                3.39
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       09/30/07         03/31/08       10/01/07 - 03/31/08
        ------------------------------------------------------------------
        Actual        $1,000.00        $  902.20               $4.85
        Hypothetical   1,000.00         1,019.90                5.15
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
March 31, 2008 (unaudited)
-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                                          Value
-----------                                                                  ------------
COMMON STOCKS - 93.44%
             Consumer Discretionary - Auto & Components - 1.00%
   270,000   Gentex Corporation                                                 4,630,500
                                                                             ------------
             Consumer Discretionary - Consumer Services - 0.40%
    40,000   ITT Educational Services, Inc. *                                   1,837,200
                                                                             ------------
             Consumer Discretionary - Hotels, Restaurants & Leisure - 2.41%
   150,000   International Game Technology                                      6,031,500
   290,000   Starbucks Corporation *                                            5,075,000
                                                                             ------------
                                                                               11,106,500
                                                                             ------------
             Consumer Discretionary - Media - 4.12%
   290,000   DIRECTV Group, Inc. (The) *                                        7,189,100
   140,000   DISH Network Corporation - Class A *                               4,022,200
    28,000   EchoStar Holding Corporation Class A *                               827,120
   214,935   Liberty Global, Inc. - Series C *                                  6,981,089
                                                                             ------------
                                                                               19,019,509
                                                                             ------------
             Consumer Discretionary - Retail - 6.85%
   185,672   IAC/InterActiveCorp *                                              3,854,551
    65,000   J.C. Penney Company, Inc.                                          2,451,150
   112,100   Kohl's Corporation *                                               4,807,969
   330,979   Liberty Media Holding Corporation Interactive Common Series A *    5,342,001
   320,000   O'Reilly Automotive, Inc. *                                        9,126,400
   295,000   PetSmart, Inc.                                                     6,029,800
                                                                             ------------
                                                                               31,611,871
                                                                             ------------
             Consumer Staples - Food & Staple Retail - 1.74%
   198,296   CVS/Caremark Corporation                                           8,032,971
                                                                             ------------
             Consumer Staples - Food, Beverage & Tobacco - 3.30%
   215,000   Hormel Foods Corporation                                           8,956,900
   100,000   Wm. Wrigley Jr. Company                                            6,284,000
                                                                             ------------
                                                                               15,240,900
                                                                             ------------
             Energy - 7.20%
    32,950   Apache Corporation                                                 3,981,019
   120,000   BJ Services Company                                                3,421,200
    50,000   Cameron International Corporation *                                2,082,000
   117,523   Kinder Morgan Management, LLC *                                    5,990,157
   106,000   Nabors Industries, Ltd. *                                          3,579,620
    55,000   Newfield Exploration Company *                                     2,906,750
    35,000   Smith International, Inc.                                          2,248,050
    19,028   Transocean Inc. *                                                  2,572,586
    50,000   Weatherford International Ltd. *                                   3,623,500
    45,832   XTO Energy, Inc.                                                   2,835,168
                                                                             ------------
                                                                               33,240,050
                                                                             ------------
             Financials - Banks - 2.67%
    85,000   Associated Banc-Corp                                               2,263,550
   230,000   Marshall & Ilsley Corporation                                      5,336,000
    40,000   PNC Financial Services Group, Inc. (The)                           2,622,800
   110,000   Valley National Bancorp                                            2,113,100
                                                                             ------------
                                                                               12,335,450
                                                                             ------------
             Financials - Diversified - 2.71%
    67,500   Affiliated Managers Group, Inc. *                                  6,124,950
   210,000   Eaton Vance Corp.                                                  6,407,100
                                                                             ------------
                                                                               12,532,050
                                                                             ------------
             Financials - Insurance - 3.92%
   230,000   Brown & Brown, Inc.                                                3,997,400
    80,000   Nationwide Financial Services, Inc.                                3,782,400
   307,000   Willis Group Holdings Limited                                     10,318,270
                                                                             ------------
                                                                               18,098,070
                                                                             ------------
             Health Care - Equipment - 6.18%
   195,000   DENTSPLY International Inc.                                        7,527,000
    70,000   IDEXX Laboratories, Inc. *                                         3,448,200
   145,000   ResMed Inc. *                                                      6,116,100
    75,000   Smith & Nephew plc                                                 4,949,250
   150,000   St. Jude Medical, Inc. *                                           6,478,500
                                                                             ------------
                                                                               28,519,050
                                                                             ------------
             Health Care - Pharmaceuticals & Biotechnology - 13.12%
    85,000   Allergan, Inc.                                                     4,793,150
    40,000   Biotech HOLDRS Trust                                               6,942,000
    90,000   Covance Inc. *                                                     7,467,300
   136,500   Forest Laboratories, Inc. *                                        5,461,365
    60,000   Genzyme Corporation *                                              4,472,400
   100,000   Gilead Sciences, Inc. *                                            5,153,000
   210,000   Medicis Pharmaceutical Corporation                                 4,134,900
   165,000   Pharmaceutical Product Development, Inc.                           6,913,500
   165,000   Teva Pharmaceutical Industries Ltd.                                7,621,350
   133,920   Thermo Fisher Scientific Inc. *                                    7,612,013
                                                                             ------------
                                                                               60,570,978
                                                                             ------------
             Health Care - Services - 3.25%
    23,252   Cardinal Health, Inc.                                              1,220,963
   197,500   DaVita, Inc. *                                                     9,432,600
   160,000   VCA Antech, Inc. *                                                 4,376,000
                                                                             ------------
                                                                               15,029,563
                                                                             ------------
             Industrials - Capital Goods - 8.20%
   208,000   Fastenal Company                                                   9,553,440
    25,000   Flowserve Corporation                                              2,609,500
   202,500   IDEX Corporation                                                   6,214,725
    85,000   ITT Corporation                                                    4,403,850
   115,000   Oshkosh Truck Corporation                                          4,172,200
   105,000   Rockwell Automation, Inc.                                          6,029,100
    85,000   Rockwell Collins, Inc.                                             4,857,750
                                                                             ------------
                                                                               37,840,565
                                                                             ------------
             Industrials - Commercial Services & Supplies - 3.18%
    41,604   ChoicePoint Inc. *                                                 1,980,350
   237,500   Cintas Corporation                                                 6,778,250
   105,000   Manpower Inc.                                                      5,907,300
                                                                             ------------
                                                                               14,665,900
                                                                             ------------
             Industrials - Transportation - 1.73%
    45,000   C.H. Robinson Worldwide, Inc.                                      2,448,000
   123,000   Expeditors International of Washington, Inc.                       5,557,140
                                                                             ------------
                                                                                8,005,140
                                                                             ------------
             Information Technology - Hardware & Equipment - 7.43%
   175,000   Harris Corporation                                                 8,492,750
    45,000   Mettler-Toledo International Inc. *                                4,370,400
   225,000   Molex Incorporated - Class A                                       4,918,500
   290,000   QLogic Corporation *                                               4,451,500
    26,500   Research In Motion Limited *                                       2,974,095
   165,000   Teradata Corporation *                                             3,639,900
   163,750   Zebra Technologies Corporation - Class A *                         5,456,150
                                                                             ------------
                                                                               34,303,295
                                                                             ------------
             Information Technology - Semiconductors &
              Semiconductor Equipment - 3.77%
   182,000   Intersil Holding Corporation                                       4,671,940
   288,750   Microchip Technology Incorporated                                  9,450,787
   165,000   NVIDIA Corporation *                                               3,265,350
                                                                             ------------
                                                                               17,388,077
                                                                             ------------
             Information Technology - Software & Services - 7.37%
   125,000   Accenture Ltd                                                      4,396,250
    70,000   Akamai Technologies, Inc. *                                        1,971,200
   132,500   BEA Systems, Inc. *                                                2,537,375
   280,937   Fiserv, Inc. *                                                    13,510,260
   173,500   Hewitt Associates, Inc. *                                          6,900,095
   236,666   Metavante Technologies, Inc. *                                     4,730,953
                                                                             ------------
                                                                               34,046,133
                                                                             ------------
             Materials - 2.89%
   251,400   Bemis Company, Inc.                                                6,393,102
   160,000   Ecolab Inc.                                                        6,948,800
                                                                             ------------
                                                                               13,341,902
                                                                             ------------
               TOTAL COMMON STOCKS
                (cost $303,544,822)                                           431,395,674
                                                                             ------------
SHORT-TERM INVESTMENTS - 6.56%
             Commercial Paper - 6.21%
$  250,000   Kraft Foods Inc. 04/01/08, 3.08%                                     250,000
 1,351,000   Verizon Communications Inc. 04/02/08, 3.07%                        1,350,885
 1,000,000   Wisconsin Energy Corporation 04/02/08, 3.05%                         999,915
   575,000   H.J. Heinz Finance Company 04/03/08, 3.40%                           574,892
   575,000   ITT Corporation 04/03/08, 3.42%                                      574,891
   650,000   Black & Decker Corporation (The) 04/04/08, 3.50%                     649,810
 1,010,000   Wisconsin Energy Corporation 04/04/08, 2.80%                       1,009,764
 1,000,000   Aetna Inc. 04/07/08, 3.30%                                           999,450
   525,000   Verizon Communications Inc. 04/07/08, 2.95%                          524,742
   575,000   Dow Chemical Company 04/08/08, 3.30%                                 574,631
   650,000   Vulcan Materials Company 04/08/08, 3.30%                             649,583
   635,000   Kraft Foods Inc. 04/09/08, 3.11%                                     634,561
 1,125,000   Travelers Companies Inc. (The) 04/09/08, 2.95%                     1,124,262
   800,000   Diageo Capital plc 04/10/08, 3.40%                                   799,320
   850,000   H.J. Heinz Finance Company 04/10/08, 3.39%                           849,280
 1,000,000   H.J. Heinz Finance Company 04/11/08, 3.45%                           999,041
 1,500,000   Wisconsin Energy Corporation 04/11/08, 3.05%                       1,498,729
   750,000   Alcoa Inc. 04/14/08, 3.45%                                           749,066
   775,000   CVS Corporation 04/16/08, 3.30%                                      773,934
   850,000   Kraft Foods Inc. 04/16/08, 3.06%                                     848,916
 1,000,000   Alcoa Inc. 04/17/08, 3.25%                                           998,556
   600,000   Aetna Inc. 04/18/08, 3.25%                                           599,079
   750,000   Bemis Company, Inc. 04/21/08, 2.70%                                  748,875
 1,000,000   H.J. Heinz Finance Company 04/21/08, 3.10%                           998,278
   560,000   ITT Corporation 04/22/08, 3.30%                                      558,922
 1,000,000   ITT Corporation 04/22/08, 3.30%                                      998,075
 1,500,000   Diageo Capital plc 04/24/08, 3.40%                                 1,496,742
   750,000   Aetna Inc. 04/25/08, 2.75%                                           748,625
 1,000,000   H.J. Heinz Finance Company 04/28/08, 2.30%                           998,275
 1,225,000   H.J. Heinz Finance Company 04/29/08, 3.18%                         1,221,970
   925,000   Diageo Capital plc 05/09/08, 2.40%                                   922,657
 1,000,000   Diageo Capital plc 06/09/08, 3.37%                                   993,541
   950,000   Dow Chemical Company 06/18/08, 2.85%                                 944,134
                                                                             ------------
                                                                               28,663,401
                                                                             ------------
             Variable Rate Security - 0.35%
 1,623,939   Wisconsin Corporate Central Credit Union(1)
              04/01/08, 2.32%                                                   1,623,939
                                                                             ------------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $30,287,340)                                             30,287,340
                                                                             ------------
               TOTAL INVESTMENTS
                (cost $333,832,162) -- 100.00%                                461,683,014
                                                                             ------------
             LIABILITIES, NET OF OTHER ASSETS -- 0.00%(2)                          (2,592)
                                                                             ------------
               TOTAL NET ASSETS
                (basis of percentages disclosed above)                       $461,680,422
                                                                             ------------
                                                                             ------------

 * Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange Commission.
(2) The amount rounds to 0.00%.

       The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2008 (unaudited)
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $333,832,162) ....   $461,683,014
    Dividend and interest receivables .........................        275,743
    Other .....................................................          5,705
                                                                  ------------
              Total assets ....................................    461,964,462
                                                                  ------------

LIABILITIES
    Payables -
         Due to adviser -
              Management fee ..................................        195,930
              Accounting and administrative fee ...............          9,103
         12b-1 and servicing fee ..............................          6,521
         Other payables and accrued expense ...................         72,486
                                                                  ------------
              Total liabilities ...............................        284,040
                                                                  ------------
              Total net assets ................................   $461,680,422
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF
    Paid in capital ...........................................   $313,842,612
    Net unrealized appreciation on investments ................    127,850,852
    Accumulated undistributed
     net realized gain on investments .........................     19,418,866
    Accumulated undistributed net investment income ...........        568,092
                                                                  ------------
              Total net assets ................................   $461,680,422
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................   $460,937,570
Shares outstanding ............................................     22,733,960
NET ASSET VALUE PER SHARE ($.01 par value,
 125,000,000 shares authorized),
 offering price and redemption price ..........................         $20.28
                                                                        ------
                                                                        ------
Class N:
Net assets ....................................................       $742,852
Shares outstanding ............................................         36,794
NET ASSET VALUE PER SHARE ($.01 par value,
 75,000,000 shares authorized),
 offering price and redemption price ..........................         $20.19
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended March 31, 2008 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Dividend (net of foreign taxes of $5,977) .................    $ 1,986,621
    Interest ..................................................        836,076
                                                                  ------------
         Total income .........................................      2,822,697
                                                                  ------------

EXPENSES
    Management fee ............................................      1,334,311
    Transfer agent fees .......................................        139,750
    Accounting and administrative fees ........................         62,341
    Postage and mailing .......................................         37,476
    Registration fees .........................................         26,382
    Audit and tax fees ........................................         16,500
    Printing ..................................................         13,806
    Custodian fees ............................................         12,482
    Insurance .................................................         11,084
    Directors' fees ...........................................         10,275
    Accounting system and pricing service fees ................          5,397
    Legal fees ................................................          3,639
    12b-1 fees - Class N ......................................            984
    Servicing fees - Class N ..................................            394
    Other operating expenses ..................................          1,252
                                                                  ------------
         Total expenses .......................................      1,676,073
                                                                  ------------
         Net investment income ................................      1,146,624
                                                                  ------------

NET REALIZED GAIN ON INVESTMENTS ..............................     24,762,554
                                                                  ------------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................    (76,554,697)
                                                                  ------------
    Net realized and unrealized loss on investments ...........    (51,792,143)
                                                                  ------------
    Net decrease in net assets resulting from operations ......   $(50,645,519)
                                                                  ------------
                                                                  ------------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended March 31, 2008 (unaudited) and the year ended
September 30, 2007
-------------------------------------------------------------------------------
                                           Six Months Ended
                                              03/31/2008              2007
                                             -------------        ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  1,146,624        $  1,852,190
    Net realized gain on investments .......    24,762,554          48,830,988
    Change in net unrealized
     appreciation/depreciation
     on investments ........................   (76,554,697)         21,704,654
                                              ------------        ------------
         Net increase (decrease) in net
          assets resulting from operations .   (50,645,519)         72,387,832
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (2,046,390)         (1,451,987)
    From net realized gain
     on investments - Class I ..............   (53,730,946)        (23,620,166)
    From net investment income - Class N ...          (221)                ---
    From net realized gain
     on investments - Class N ..............       (84,591)            (36,444)
                                              ------------        ------------
         Total distributions ...............   (55,862,148)        (25,108,597)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (191,274 and 397,071
     shares, respectively) .................     4,216,128           9,566,655
    Reinvestment of distributions - Class I
     (2,408,369 and 1,032,210
     shares, respectively) .................    52,526,533          23,854,374
    Cost of shares redeemed - Class I
     (1,310,718 and 3,207,668
     shares, respectively) .................   (29,386,528)        (77,455,305)
    Proceeds from shares issued - Class N
     (2,751 and 10,580
     shares, respectively) .................        59,032             251,091
    Reinvestment of distributions - Class N
     (3,783 and 1,581 shares, respectively)         82,237              36,417
    Cost of shares redeemed - Class N
     (3,492 and 14,290
     shares, respectively) .................       (78,248)           (343,043)
                                              ------------        ------------
         Increase (decrease) in net assets
          derived from capital share
          transactions .....................    27,419,154         (44,089,811)
                                              ------------        ------------
         Total increase (decrease) in
          net assets .......................   (79,088,513)          3,189,424
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................   540,768,935         537,579,511
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $568,092 and $1,468,079,
     respectively) .........................  $461,680,422        $540,768,935
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2008 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.  The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid annually.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         March 31, 2008, no reclassifications were recorded.

         The tax character of distributions paid during the six months ended
         March 31, 2008 and the year ended September 30, 2007 was as follows:

                                            03/31/2008        09/30/2007
                                           ------------      ------------
              Distributions paid from:
              Ordinary income ............  $ 8,524,733       $ 1,451,987
              Long-term capital gain .....   47,337,415        23,656,610
                                            -----------       -----------
              Total distributions paid ...  $55,862,148       $25,108,597
                                            -----------       -----------
                                            -----------       -----------

         As of March 31, 2008, investment cost for federal tax purposes was
         $333,832,162 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $147,211,674
              Unrealized depreciation .......................  (19,360,822)
                                                              ------------
              Net unrealized appreciation ...................  127,850,852
                                                              ------------
              Undistributed ordinary income .................      568,092
              Undistributed accumulated net realized
               capital gain .................................   19,418,866
              Paid in capital ...............................  313,842,612
                                                              ------------
              Net assets .................................... $461,680,422
                                                              ------------
                                                              ------------

         There were no differences between the book-basis and tax-basis components of net assets.

         As of March 31, 2008, the Fund has no capital loss carryforward.

         As of March 31, 2008, the Fund realized no post-October losses for tax purposes.

         As of March 31, 2008, the Fund had no tax deferral of wash loss sales.

         In July 2006, the Financial Accounting Standards Board ("FASB") issued
         Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"
         ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "interest" and penalties in
         "other" expenses on the Statement of Operations.  The Fund adopted FIN
         48 on September 30, 2007.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2008.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.  At
         March 31, 2008, the tax years September 30, 2004 through September 30,
         2007 remain open to examination in the Fund's major tax jurisdictions.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million, .60% of the average net asset value over $50 million up to and including $100 million and .50% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and
         (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $1,389 for the period ended March 31, 2008 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the period ended March 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $61,088,364 and $77,918,571, respectively.

(4) Future Adoption of New Accounting Standard --
    In September 2006, FASB issued Statement of Financial Accounting Standards
    No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of March 31, 2008, the Fund does not believe the future adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio (2)    Investment (3)
                        -----------  --------------  -------------  --------------  --------------
Class I
October 17, 1983 (1)....  $10.00        $  --          $   --             --            $10,000
September 30, 1984 .....   11.66           --              --            12.6 times      11,660
September 30, 1985 .....   14.39         0.0930          0.1860          11.7            14,742
September 30, 1986 .....   16.90         0.1630          0.0610          15.0            17,581
September 30, 1987 .....   21.01         0.4200          0.5130          20.9            23,108
September 30, 1988 .....   18.58         0.3380          1.3030          15.0            22,766
September 30, 1989 .....   21.76         0.3350          0.0800          17.1            27,291
September 30, 1990 .....   17.39         0.3124          0.6686          14.8            22,888
September 30, 1991 .....   23.87         0.3422          0.1434          17.8            32,250
September 30, 1992 .....   24.53         0.2447          0.4042          17.3            34,052
September 30, 1993 .....   26.94         0.2350          0.8000          18.1            38,885
September 30, 1994 .....   26.71         0.2000          1.4700          18.5            41,020
September 30, 1995 .....   30.07         0.2056          1.8944          20.8            50,205
September 30, 1996 .....   33.34         0.1750          2.4979          28.9            60,922
September 30, 1997 .....   40.65         0.0779          3.1621          31.4            82,206
September 30, 1998 .....   34.78         0.0810          5.2282          28.6            80,845
September 30, 1999 .....   31.83         0.1337          4.0049          29.0            82,864
September 30, 2000 .....   36.58         0.0100          0.4701          35.1            96,527
September 30, 2001 .....   17.54           --           13.1200          23.4            76,361
September 30, 2002 .....   15.34           --            0.5766          22.2            68,730
September 30, 2003 .....   18.97           --              --            22.9            84,994
September 30, 2004 .....   21.88           --            0.0015          22.9            98,040
September 30, 2005 .....   23.50           --            0.9146          23.3           109,547
September 30, 2006 .....   23.11         0.0083          2.1472          22.4           118,142
September 30, 2007 .....   25.18         0.0643          1.0460          23.4           134,908
March 31, 2008 .........   20.28         0.0978(a)       2.5678(a)       19.9           121,935

Class N
February 28, 2005 (1) ..  $22.59        $  --           $  --            23.1 times     $10,000
September 30, 2005 .....   23.45           --              --            23.3            10,381
September 30, 2006 .....   23.00           --            2.1340          22.4            11,158
September 30, 2007 .....   25.03           --            1.0460          23.4            12,694
March 31, 2008 .........   20.19         0.0067(a)       2.5678(a)       19.9            11,452

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid on December 27, 2007 to shareholders of record on December 26, 2007.

      Range in quarter end price/earnings ratios
          High                          Low
------------------------      ------------------------
September 30, 2000  35.1      September 30, 1985  11.7

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In October 2007, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2008.  In connection with the renewal of the Investment
Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended September 30, 2007, the management fee was 0.53% and the Fund's Class I and Class N total expense ratios (including the management fee) were 0.66% and 1.01%, respectively.  In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group:
(i) the Fund's expense ratio, which was low compared to the overall peer group;
(ii) the Fund's performance on a short-term and long-term basis; (iii) the
Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the Russell Midcap Growth Index;
and (v) the range and quality of the services offered by the Adviser.  The peer group fund data included mid-cap growth focused funds with similar asset sizes.
In terms of the peer group data used for performance comparisons, the Fund's
Class I was ranked 10th, 10th, 10th and 9th out of 10 funds for the one-, three-, five- and ten-year periods ending September 30, 2007.  The Fund's Class
I had the second lowest expense ratio among its peer group.  The Board also reviewed the Fund's risk/return profile as measured by standard deviation and the Sharpe Ratio.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement.  The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds and its benchmarks.  The Board reviewed the actual and relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds and its benchmarks.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board noted that management continues to review strengths and weaknesses of the Fund's strategies on an ongoing basis and will continue to make adjustments as appropriate consistent with the Fund's core investment philosophy.  The
Board discussed with management the Fund's relatively low fees, historical returns and risk profile and management's strategies to improve the absolute and relative performance of the Fund.  The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund.  The Board expressed satisfaction with the Fund's absolute performance and management's strategies to improve relative performance, management's control of expenses and the rate of the management fee for the
Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas II, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

AUTOMATIC INVESTMENT PLAN - AN UPDATE
(unaudited)
-------------------------------------------------------------------------------

The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period.  A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high.  The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve.  Please note that past performance is no guarantee of future results.  Nicholas Company recommends dollar cost averaging as a practical investment method.  It should be consistently applied for long periods so that investments are made through several market cycles.  The table will be updated and appear in future financial reports issued by the Fund.

                                                          Nicholas II - Class I
                                                          --------------------
      $1,000 initial investment on .......................  10/17/83* 03/31/98
      Number of years investing $100 each month following
       the date of initial investment ....................      24.5        10
      Total cash invested ................................   $30,400   $13,000
      Total dividend and capital gain distributions
       reinvested ........................................   $95,294    $6,083
      Total full shares owned at 03/31/08 ................     5,545       814
      Total market value at 03/31/08 .....................  $112,457   $16,517

The results above assume purchase on the last day of the month.  The Nicholas
Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).  Total market value includes reinvestment of all distributions.

* Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                         MARK J. GIESE, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                               ERNST & YOUNG LLP
                               Chicago, Illinois

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 05/30/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 05/30/2008

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 05/30/2008